                       SELECT DIMENSIONS VARIABLE ANNUITY
                        HARTFORD LIFE INSURANCE COMPANY
 SUPPLEMENT DATED OCTOBER 14, 1997 TO THE VARIABLE ANNUITY WITH RESPECT TO THE
        SELECT DIMENSIONS VARIABLE ANNUITY PROSPECTUS DATED MAY 1, 1997

The second paragraph under the section titled "The Company" should be deleted and replaced with the following:

                                HARTFORD RATINGS

                                                     EFFECTIVE
                                                      DATE OF
RATING AGENCY                                         RATING       RATING               BASIS OF RATING
-------------------------------------------------  -------------  ---------  --------------------------------------
                                                                             Financial soundness and operating
A.M. Best and Company, Inc.......................       9/9/97           A+  performance
Standard & Poor's................................       7/2/97           AA  Claims paying ability
Duff & Phelps Credit Rating Co...................      2/24/97          AA+  Claims paying ability

    These ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.

The following paragraphs should be added at the end of the section titled "D. Individual Retirement Annuities Under Section 408:"

    Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a regular IRA only after two years have expired since the participant first commenced participation in the SIMPLE IRA. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a regular IRA.

    Effective after December 31, 1997, the Contract can be offered as ROTH IRAs under Section 408A of the Code. Contributions to a ROTH IRA are not deductible. Subject to special limitations, a distribution from a regular IRA may be rolled over to a ROTH IRA. However, a rollover to a ROTH IRA is not excludable from gross income. If certain specified conditions are met, qualified distributions from a ROTH IRA are tax-free.

The following two paragraphs should be added after the first paragraph under the subsection titled "1. Premature Distribution:"

    In addition, effective for distributions made from an IRA after December 31, 1997, there is no such penalty tax on distributions that do not exceed the amount of certain qualifying higher education expenses, as defined by
    Section 72(t)(7) of the Code, or which are qualified first-time home-buyer distributions meeting the requirements of Section 72(t)(8) of the Code.

    If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax described above is increased to 25% with respect to non-exempt premature distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

HV-2192-0
33-80738